UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Cambridgepark Drive
Cambridge, Massachusetts		02140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-221-9059

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2023 and in accordance with the terms of the Pyxis Oncology, Inc. 2019 Equity and Incentive Plan (the “2019 Plan”), the Board of Directors (the “Board”) of Pyxis Oncology, Inc. (the “Company”) approved a stock option repricing (the “Repricing”) where the exercise price of each Relevant Option (as defined below) was reduced to $2.21 per share, the closing stock price on the date of Board approval. “Relevant Options” are all outstanding stock options as of March 24, 2023 (vested or unvested) to acquire shares of the Company’s common stock that were issued to current employees of the Company under the 2019 Plan prior to the Company’s initial public offering. The Board believes that the Repricing is in the best interests of the Company, as the amended stock options will provide added incentives to retain and motivate key contributors of the Company without incurring the stock dilution resulting from significant additional equity grants or significant additional cash expenditures resulting from additional cash compensation. The Board also believes that the repricing better aligns the interests of the key contributors with the goals of the Company.

As a result of the Repricing, the exercise prices for the following Relevant Options held by each of the Company’s named executive officers were adjusted to $2.21 per share:

Named Executive Officer	Number of Relevant Options	Exercise Price Range of Relevant Options
Lara Sullivan, M.D., President and Chief Executive Officer	1,052,286	$5.34 to $8.71
Pamela Connealy, Chief Financial Officer and Chief Operating Officer	332,569	$8.71
Jay Feingold, M.D., Ph.D., Chief Medical Officer	174,774	$8.71

Except for the reduction in the exercise prices of the Relevant Options, all outstanding stock options will continue to remain outstanding in accordance with their current terms and conditions as set forth in the 2019 Plan and the applicable award agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	March 28, 2023	By:	/s/ Pam Connealy
Pam Connealy Chief Financial Officer and Chief Operating Officer